                             STOCK OPTION AGREEMENT
                            (Incentive Stock Option)

            This STOCK OPTION AGREEMENT (this "Option Agreement") is made and entered into on the execution date of the Option Certificate to which it is attached (the "Certificate"), by and between DVD Express, Inc., a California corporation (the "Company"), and the officer or employee ("Optionee") named in the Certificate.

            Pursuant to the DVD Express, Inc. 1998 Stock Incentive Plan (the "Plan"), the Board of Directors of the Company (the "Board") has authorized the grant to Optionee of an incentive stock option to purchase shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Plan.

            The Company and Optionee agree as follows:

            1. Grant of Option.

                  The Company hereby grants to Optionee the right and option (the "Option"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "Shares") set forth in the Certificate, at the Option exercise price set forth in the Certificate (the "Exercise Price").

            2. Term of Option.

                  The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein.

            3. Exercise Period.

                  (a) Subject to the provisions of Paragraphs 3(b), 5, 7(c) and 7(d) of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; i.e., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

                  (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

            4. Exercise of Option.

                  There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

                  (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of shares of Common Stock then being purchased (the "Purchased Shares"); and

                  (b) payment of the Exercise Price of the Purchased Shares, either in cash, by check, by cancellation of any indebtedness of the Company to Optionee for accrued and unpaid salary, or with the consent of the Administrator of the Plan, by transfer to the Company of issued and outstanding shares of Common Stock, or by any combination of the above methods of payment. If payment is made, in whole or in part, by transfer to the Company of issued and outstanding shares of Common Stock, the value of such shares shall be determined as follows: (i) if the Stock is listed on an exchange or exchanges, or admitted for trading in a market system which provides last sale data under Rule 11Aa3-1 of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended (a "Market System"), the last reported sales price per share on the last business day prior to such date on the principal exchange on which it is traded, or in such a Market System, as applicable, or if no sale was made on such day on such principal exchange or in such a Market System, as applicable, the last reported sales price per share on the most recent day prior to such date on which a sale was reported on such exchange or such Market System, as applicable; or (ii) if the Common Stock is not then traded on an exchange or in such a Market System, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on the day prior to such date; or (iii) if the Common Stock is not listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Administrator.

                  Following receipt of the notice and payment referred to above, the Company shall issue and deliver to Optionee a stock certificate or stock certificates evidencing the Purchased Shares; provided, however, that the Company shall not be obligated to issue a fraction or fractions of a share of its Common Stock, and may pay to Optionee, in cash or by check, the fair market value of any fraction or fractions of a share exercised by Optionee, which fair market value shall be determined as set forth in the preceding paragraph.

            5. Termination of Employment.

                  (a) If Optionee shall cease to be an officer or employee of the Company or, any Subsidiary or Parent of the Company for any reason other than death or permanent disability (a "Terminating Event"), Optionee shall have the right, subject to the provisions of Paragraph 5(c) and (d) below, to exercise the Option at any time following such Terminating Event until the earlier to occur of (x) 90 days following the date of such Terminating Event and
(y) the expiration of the term of this Option as set forth in Paragraph 2 of this Option Agreement. The Option may be exercised following a Terminating Event only to the extent exercisable as of the date of the Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate. The Administrator, or a committee thereof, in its sole and absolute discretion, shall determine whether or not authorized leaves of absence shall constitute termination of employment for purposes of this Option Agreement.

                  (b) If, by reason of death or permanent disability (a "Special Terminating Event"), Optionee shall cease to be an officer, director, employee or consultant of the Company or any Subsidiary or Parent of the Company, then Optionee, Optionee's executors or administrators or any person or persons acquiring the Option directly from Optionee by bequest or inheritance, shall, subject to the provisions of Paragraph 5(c) below, have the right to exercise the Option at any time following such Special Terminating Event until the earlier to occur of (x) 12 months following the date of such Special Terminating Event and (y) the expiration of the term of this Option as set forth in Paragraph 2 of this Option Agreement. The Option may be exercised following a Special Terminating Event only to the extent exercisable at the date of the Special Terminating Event. To the extent unexercised at the end of the period referred to above, the Option shall terminate.

                  (c) Notwithstanding any other provision of this Option Agreement, following the occurrence of a Terminating Event or a Special Terminating Event, the Company shall have the right to repurchase (the "Repurchase Right") all or any portion of the Shares purchased by Optionee upon the exercise of the Option, as well as any unexercised Options which Optionee has the right to exercise at the time of termination. Following the occurrence of a Terminating Event (which does not result from the Company's termination of Optionee's employment "for cause") or a Special Terminating Event, the Repurchase Right shall be exercisable at a price equal to the Fair Market Value of such Shares or, in the case of unexercised options, the Fair Market Value of the Shares underlying such unexercised options less the exercise price which would be payable upon the exercise of such unexercised options. Following the occurrence of a Terminating Event which does result from the Company's termination of Optionee's employment "for cause," the Repurchase Right shall be exercisable as to all or any portion of the Shares purchased by Optionee upon the exercise of the Option, as well as any unexercised Options which Optionee has the right to exercise at the time of termination, at a price equal to the initial exercise price of such Shares or, in the case of unexercised options, the initial exercise price of the Shares underlying such unexercised options less the exercise price which would be payable upon the exercise of such unexercised options. Fair Market Value shall be determined by the Administrator on the basis of the definition of Fair Market Value set forth in Article 2 of the Plan. To the extent that the Repurchase Right is exercisable at the initial exercise price of the Shares or the Shares underlying unexercised options, the exercise price shall become Fair Market Value as to 20% of such Shares which were originally subject to this Option Agreement on each of the first five anniversaries of the date of this Option Agreement.

                  (d) If Optionee shall be terminated "for cause" by the Company, any Subsidiary or any Parent, Optionee shall have the right to exercise the Option at any time within 30 days after such termination of employment and prior to the date of termination of the Option under Paragraph 2 of this Option Agreement with respect to all Shares with respect to which the Option was exercisable on the date his employment terminated as to which the Option had not previously been exercised.

                  (e) For purposes of this Option Agreement, "cause" shall mean

                        (i) the failure or refusal by Optionee to perform his duties to the Company; or

                        (ii) Optionee's willful disobedience of any orders or directives of the Board or any officers thereof acting under the authority thereof or Optionee's deliberate interference with the compliance by other employees of the Company with any such orders or directives; or

                        (iii) the failure or refusal of Optionee to abide by or comply with the written policies, standard procedures or regulations of the Company; or

                        (iv) any willful or continued act or course of conduct by Optionee which the Board in good faith determines might reasonably be expected to have a material detrimental effect on the Company or the business, operations, affairs or financial position thereof; or

                        (v) the committing by the Optionee of any fraud, theft, embezzlement or other dishonest act against the Company; or

                        (vi) the determination by the Board, in good faith and in the exercise of reasonable discretion, that Optionee is not competent to perform his duties of employment.

                  (f) For purposes of this Option Agreement, "permanent disability" shall mean permanent and total disability as defined by the Administrator. Optionee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Administrator of the Plan may from time to time require.

            6. Restrictions on Purchased Shares.

                  None of the Purchased Shares shall be transferred (with or without consideration), sold, offered for sale, assigned, pledged, hypothecated or otherwise disposed of (each a "Transfer") and the Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  (a) the Company has declined to exercise the right of first refusal provided for in Paragraph 8 hereof;

                  (b) the Purchased Shares are Transferred pursuant to and in conformity with (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), or (y) an exemption from registration under the Act, and
(ii) the securities laws of any state of the United States; and

                  (c) Optionee has, prior to the Transfer of such Purchased Shares, and if requested by the Company, provided all relevant information to Company's counsel so that upon Company's request, Company's counsel is able to, and actually prepares and delivers to the Company a written opinion that the proposed Transfer (i) (x) is pursuant to a registration statement which has been filed with the Commission and is then effective, or (y) is exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder, and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

                  Any attempted Transfer which is not in full compliance with this Paragraph 6 shall be null and void ab initio, and of no force or effect.

            7. Adjustments upon Recapitalization.

                  Subject to any required action by the shareholders of the
Company:

                  (a) If the outstanding shares of the Common Stock shall be subdivided into a greater number of shares of the Common Stock, or a dividend in shares of Common Stock or other securities of the Company convertible into or exchangeable for shares of the Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed) shall be paid in respect of the shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  (b) When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of the Option shall be adjusted to that number of Shares determined by (i) multiplying an amount equal to the number of Shares purchasable on the exercise of the Option immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment, and then (ii) dividing that product by the Exercise Price in effect immediately after such adjustment.

                  (c) In the event of: (1) a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Optionee's rights under this Option Agreement shall be expressly governed by the decisions made by the Administrator pursuant to Section 9 of the Plan.

                  (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator of the Plan, and its determination shall be final, binding and conclusive.

                  (e) The provisions of this Paragraph 7 are intended to be exclusive, and Optionee shall have no other rights upon the occurrence of any of the events described in this Paragraph 7.

                  (f) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

            8. Right of First Refusal.

                  Optionee agrees that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Shares purchased by Optionee pursuant to this Option Agreement; and in the event Optionee desires to accept a bona fide third-party offer for any or all of such Shares, the Shares shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

            9. Waiver of Rights to Purchase Stock.

                  By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Board (or a committee thereof). By signing this Option Agreement, except as provided in the immediately preceding sentence, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement to receive any option or equity security of the Company.

            10. Investment Intent.

                  Optionee represents and agrees that if he or she exercises the Option in whole or in part, and if at the time of such exercise the Plan and/or the Purchased Shares have not been registered under the Act, he or she will acquire the Shares upon such exercise for the purpose of investment and not with a view to the distribution of such Shares, and that upon each exercise of the Option he or she will furnish to the Company a written statement to such effect.

            11. Legend on Stock Certificates.

                  Optionee agrees that all certificates representing the Purchased Shares will be subject to such stock transfer orders and other restrictions (if any) as the Company may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws, and the Company may cause a legend or legends to be put on such certificates to make appropriate reference to such restrictions.

            12. No Rights as Shareholder.

                  Except as provided in Section 8.1 of the Plan, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Paragraph 7 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

            13. Modification.

                  Subject to the terms and conditions and within the limitations of the Plan, the Board (or a committee thereof) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Optionee, would cause the Option to fail to continue to qualify as an "incentive stock option" within Section 422 of the Code or would alter or impair any rights of the Optionee under the Option.

            14. Disqualifying Disposition; Withholding.

                  (a) Optionee agrees that should he or she make a "disposition" (as defined in Section 424(c) of the Code) of all or any of the Purchased Shares within two years from the date of the grant of the Option or within one year after the issuance of such Purchased Shares, he or she shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Purchased Shares. Optionee agrees that he or she shall maintain all Purchased Shares in his or her name so long as he or she maintains beneficial ownership of such Shares.

                  (b) The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

                  (c) With the consent of the Administrator, and in accordance with any rules and procedures from time to time adopted by the Administrator, Optionee may elect to satisfy his or her obligations under Paragraph 13(a) above by (i) directing the Company to withhold a portion of the Shares otherwise deliverable (or to tender back to the Company a portion of the Shares issued where the Optionee (a "Section 16(b) Recipient") is required to report the ownership of the Shares pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended, and has not made an election under Section 83(b) of the Code (a "Withholding Right")); or
(ii) tendering other shares of the Common Stock of the Company which are already owned by Optionee which in all cases have a fair market value (as determined in accordance with the provisions of Paragraph 4(b) hereof) on the date as of which the amount of tax to be withheld is determined (the "Tax Date") equal to the amount of taxes to be paid by such method.

                  (d) To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions set forth in this Option Agreement or otherwise adopted by the Administrator:

                        (i) the Optionee must deliver to the Company his or her written notice of election (the "Election") and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Paragraph 13(b) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Optionee's form W-4 (or comparable state or local form);

                        (ii) unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable; and

                        (iii) no Election is valid unless the Administrator has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Administrator has not consented to the Election on or prior to the Tax Date, the Election will be deemed approved.

                        (iv) If the Optionee on the date of delivery of the Election to the Company is a Section 16(b) Recipient, the following additional provisions will apply:

                              (A) the Election cannot be made during the six
calendar month period commencing with the date of grant of the Withholding Right (even if the Option to which such Withholding Right relates has been granted prior to such date); and

                              (B) the Election must be made any day six calendar
months or more prior to the Tax Date.

                  (e) To exercise a Withholding Right, the Rights holder must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Rights agreement or otherwise adopted by the Administrator:

                        (i) The Rights holder must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of his or her Right.

                        (ii) Unless disapproved by the Administrator as provided in Subsection (iii) below, the Election once made will be irrevocable.

                  (f) Any election under Paragraph 13(b) above must:

                        (i) be made in writing on or prior to the Tax Date and specify whether all or a stated percentage of the applicable taxes will be paid in accordance with Paragraph 13(b) above and whether the amount so paid shall be made in accordance with the "flat" withholding rates for supplemental wages or as determined in accordance with Optionee's form W-4 (or comparable state or local form);

                        (ii) be irrevocable, once made;

                        (iii) conform to all rules and procedures from time to time adopted by the Administrator and be made subject to rejection by the Administrator for any reason; and

                        (iv) in the case of a Section 16(b) Recipient:

                              (A) not be made within six months of the grant of
the Option; and

                              (B) be made not later than (x) six months less one
day prior to the Tax Date, or (y) in the ten day "window period" beginning on the third day following the release of the Company's quarterly or annual summary financial data as described in Rule 16b-3(e) of the Rules and Regulations of the Securities and Exchange Commission promulgated under the Exchange Act.

            15. Character of Option.

                  The Option is intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

            16. General Provisions.

                  (a) Further Assurances. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

                  (b) Notices. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:


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

                        (i)   If to the Company, to:

                              DVD Express, Inc.
                              7083 Hollywood Blvd., Suite 307
                              Los Angeles, CA 90028

                        (ii) If to Optionee, to the address set forth in the records of the Company,

or at such other address or addresses as may have been furnished by either such party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid; or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

                  (c) Transfer of Rights under this Option Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

                  (d) Option Non-Transferable. Optionee may not sell, transfer, assign or otherwise dispose of this Option except by will or the laws of descent and distribution, and Stock Options may be exercised during the lifetime of the Option Holder only by the Optionee or by his or her guardian or legal representative.

                  (e) Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or Transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"); provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The Market Stand-Off shall terminate following the expiration of the two-year period immediately following the effective date of the Company's initial public offering.

                  (f) Successors and Assigns. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

                  (g) Governing Law. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED WITHIN, THAT STATE.

                  (h) Severability. Should any paragraph or any part of a paragraph within this Option Security Agreement be rendered void, invalid or unenforceable by any Court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Option Agreement.

                  (i) Attorney's Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                  (j) The Plan. This Option Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply therewith. Any provision of this Option Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

                  (k) Miscellaneous. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose.

            The Signature Page to this Option Agreement consists of the last page of the Certificate.

                                   Exhibit "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

TO: DVD Express, Inc.

            The undersigned, the holder of the enclosed Stock Option Agreement (Incentive Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder _________ * shares of Common Stock of DVD Express, Inc. (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.

Dated: _________________


                                        ________________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Option)



                                        ________________________________________
                                        (Please Print Name)


                                        ________________________________________
                                        (Address)

      * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.